UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2013

HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 893-8999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with its regular review of Harvard Bioscience, Inc.’s (the “Corporation”) corporate governance policies, the Board of Directors of the Corporation approved amendments to the Corporation’s Code of Business Conduct and Ethics (the “Code”), effective March 9, 2013, which applies to all directors, officers, and employees of the Corporation. Besides effecting non-substantive amendments to the prior Code, the new Code updates the Corporation’s policies on anti-bribery and anti-corruption law compliance, protection and use of the Corporation’s assets, and quality of public disclosures.

This description is a summary only and is qualified in its entirety by reference to the full text of the Code, which is filed herewith as Exhibit 14.1 and is incorporated herein by reference. The Code has been posted on the Corporation’s website at www.harvardbioscience.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

14.1	Harvard Bioscience, Inc. Amended and Restated Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
(Registrant)

March 14, 2013	/s/ THOMAS MCNAUGHTON
(Date)	Thomas McNaughton
Chief Financial Officer & Principal Accounting Officer

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